CORPORATE
                                                              HIGH YIELD
                                                              FUND II, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              February 28, 1999

CORPORATE HIGH YIELD FUND II, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Portfolio Profile As of February 28, 1999

--------------------------------------------------------------------------------
                                                                      Percent of
Quality Ratings+                                           Long-Term Investments
--------------------------------------------------------------------------------
BBB .....................................................................   5.6%
BB ......................................................................  26.2
B or lower ..............................................................  61.6
NR(Not Rated) ...........................................................   6.6
--------------------------------------------------------------------------------

+ The quality ratings shown are weighted averages by Standard & Poor's Corp. and Moody's Investors Service, Inc.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ..................................................  31.9%
Emerging Markets Holdings ...............................................  11.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Top Five Foreign Countries*                                Long-Term Investments
--------------------------------------------------------------------------------
Canada ..................................................................   9.6%
United Kingdom ..........................................................   5.0
Argentina ...............................................................   3.6
Colombia ................................................................   2.9
Mexico ..................................................................   2.7
--------------------------------------------------------------------------------

*     All holdings are denominated in US dollars.

                           Corporate High Yield Fund II, Inc., February 28, 1999

DEAR SHAREHOLDER

High-Yield Market Overview

During the six-month period ended February 28, 1999, the high-yield market was extremely volatile. The dramatic revaluation of financial markets that began in August 1998 reached oversold levels in October, but markets bounced back in November. Since then, volatility has moderated. However, the high-yield market remains choppy and vulnerable to both negative earnings news and unfavorable economic events. Investor concerns about companies' ability to sustain earnings growth in the face of weak overseas markets, which contributed to the last fall's sell-off, have subsided. Nevertheless, investors remain skittish, punishing bond prices of companies with earnings disappointments and reluctant to commit cash to all but the safest and most liquid names. Returns by rating category illustrate this trend. For the six-month period ended February 28, 1999, BB-rated bonds returned +5.64% as measured by the unmanaged CS First Boston High Yield Index, above other rating categories, and outstripping the +3.48% return for the unmanaged CS First Boston High Yield Index. High-yield debt, with its higher coupon stream, outperformed US Treasury securities for the six months ended February 28, 1999, since ten-year US Treasury bonds had a total return of -0.49%.

Surprisingly, despite this past fall's gyrations in financial markets, the yield spread of high-yield issues to ten-year US Treasury securities remained largely unchanged at 613 basis points (6.13%) compared to 619 basis points at August 31, 1998. The spread or difference in yield between high-yield bonds and US Treasury securities of similar maturity is a useful measure of the value of high-yield bonds relative to alternative investments. The incremental yield or spread is the compensation that investors receive for assuming the credit risk and lower liquidity associated with lower-quality corporate bonds. In our opinion, although markets may yet experience near-term volatility, the exceptionally wide spreads in the high-yield market suggest long-term value.

Fund Performance

For the six months ended February 28, 1999, the total investment return on the Fund's Common Stock was +4.49%, based on a change in the per share net asset value from $11.30 to $11.07, and assuming reinvestment of $0.725 per share income dividends. During this period, the net annualized yield of the Fund's Common Stock was 12.99%. The Fund benefited during the period from positive earnings surprises in holdings such as chip manufacturer Zilog Inc. and improving prospects for insurer PennCorp Financial Group Inc. Fund performance during the period was hindered by exposure to emerging markets, energy and transportation, which suffered from the slowing world economy following the collapse of many Asian economies. Healthcare also underperformed during the period as compliance with government payment requirements seriously cut into profitability.

Investment Strategy

Over the next few months, we believe that the market will continue to be unsettled. There are many conflicting forces that could push the market toward strength or weakness. Inflationary expectations and interest rates, equity market fluctuations, events in emerging markets, corporate earnings expectations and supply/demand imbalances specific to the high-yield market are all likely to take their turn influencing the market, in our opinion. Given the general uneasiness in the high-yield market at quarter end, we have attempted to modestly improve portfolio quality. Consequently, we added to BB-rated holdings, such as auto parts supplier Federal-Mogul Corporation and utility CMS Energy Corp. We also disposed of positions whose downside risk outweighed upside potential, or swapped into names that we believe are better prospects.

At the same time, there are good values in so-called distressed names and out-of-favor sectors and we have selectively added here in modest size. An example is Forcenergy, Inc., trading at near forty cents on the dollar, which offers both asset protection and substantial upside potential. Companies, such as Forcenergy, may require restructuring of their balance sheets, as their high-debt usage and weak markets limit liquidity. Thus, there may be an increase in the default rate with good returns as the asset value is realized.

Leverage Strategy

The Fund was on average 25% leveraged during the six-month period ended February 28, 1999. This means that we borrowed the equivalent of 25% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On February 28, 1999, the Fund was 25.6% leveraged, having borrowed $34.9 million at a borrowing cost of 5.375%. While we may adjust leverage to react to market conditions, we expect leverage on balance to remain near present levels. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Portfolio Characteristics

Communications and media remained our largest broad industry category, totaling nearly 32% of total long-term investments. Of the narrowly classified sectors, the largest allocations were: telephony--competitive local exchange carrier, 10.0% of total long-term investments; transportation, 7.6%; health services, 6.4%; broadcasting--radio & television, 5.9%; and paper and forest products, 5.8%. Dollar-denominated non-US bonds totaled 31.9% of the portfolio, with emerging market holdings accounting for 11.8% of total long-term investments. (See the foreign holdings table on page 1 of this report for the distribution of non-US, dollar-denominated investments in the portfolio.) At February 28, 1999, the average maturity for the portfolio was 7 years.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Vice President and Portfolio Manager

April 12, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Corporate High Yield Fund II, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================

Proxy Results

During the six-month period ended February 28, 1999, Corporate High Yield Fund II, Inc. shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 8, 1998. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                                  Shares Voted   Shares Withheld
                                                       For         From Voting
--------------------------------------------------------------------------------
1. To elect the Fund's
   Board of Directors:    Joe Grills                8,806,786        144,127
                          Walter Mintz              8,816,604        134,309
                          Robert S. Salomon Jr.     8,817,696        133,217
                          Melvin R. Seiden          8,816,452        134,461
                          Stephen B. Swensrud       8,822,099        128,814
                          Arthur Zeikel             8,820,191        130,722
--------------------------------------------------------------------------------
                                      Shares Voted   Shares Voted   Shares Voted
                                          For          Against        Abstain
--------------------------------------------------------------------------------
2. To ratify the selection of
   Deloitte & Touche LLP as the
   independent auditors of the
   Fund to serve for the current
   fiscal year.                        8,811,071       25,249         114,593
--------------------------------------------------------------------------------


                                     2 & 3

                           Corporate High Yield Fund II, Inc., February 28, 1999

SCHEDULE OF INVESTMENTS

                         S&P    Moody's     Face                                                                           Value
INDUSTRIES             Ratings  Ratings    Amount                      Corporate Bonds                       Cost        (Note 1a)
===================================================================================================================================
Airlines--1.1%           BB     Ba2      $  958,713  USAir Inc., 11.20% due 3/19/2005 (c)               $    843,668  $  1,071,774
===================================================================================================================================
Automotive--2.9%         B-     Caa1      1,000,000  Breed Technologies Inc., 9.25% due 4/15/2008 (d)      1,000,000       500,000
                         B      B2          625,000  Collins & Aikman Products, 11.50% due 4/15/2006         625,000       643,750
                         BB+    Ba2       1,250,000  Federal-Mogul Corporation, 7.375%
                                                        due 1/15/2006 (d)                                  1,244,787     1,226,037
                         B+     B2          625,000  Venture Holdings Trust, 9.50% due 7/01/2005             605,657       606,250
                                                                                                        ------------  ------------
                                                                                                            3,475,44    42,976,037
==================================================================================================================================
Broadcasting--           BB-    Ba3       1,000,000  Antenna TV SA, 9% due 8/01/2007                         971,395       920,000
Radio &                  B      B1          750,000  Chancellor Media Corp., 9% due 10/01/2008               750,000       811,875
Television--6.6%         CCC+   B3        1,000,000  Cumulus Media, Inc., 10.375% due 7/01/2008            1,000,000     1,080,000
                         BB+    Baa3        500,000  EZ Communications, Inc., 9.75% due 12/01/2005           506,250       552,500
                         B-     B2          500,000  Emmis Communications Corp., 8.125%
                                                       due 3/15/2009 (d)                                     500,000       495,000
                         B+     B2          750,000  Globo Communicacoes e Participacoes, Ltd.,
                                                       10.50% due 12/20/2006 (d)                             748,142       403,125
                         BB     Ba2       1,250,000  Grupo Televisa, SA de CV, 11.375% due 5/15/2003       1,250,000     1,225,000
                         B      B2          500,000  Sinclair Broadcast Group Inc., 10% due 9/30/2005        494,375       526,250
                         B      B2          625,000  Young Broadcasting Corporation, 11.75%
                                                       due 11/15/2004                                        695,313       671,875
                                                                                                        ------------  ------------
                                                                                                           6,915,475     6,685,625
==================================================================================================================================
Cable--3.6%              BB+    Ba2       1,000,000  CSC Holdings Inc., 7.625% due 7/15/2018                 999,010       999,650
                         B      B2        1,000,000  Intermedia Capital Partners L.P., 11.25%
                                                       due 8/01/2006                                       1,003,750     1,135,000
                         BB-    B2        1,250,000  Lenfest Communications, Inc., 10.50%
                                                       due 6/15/2006                                       1,267,812     1,475,000
                         CCC    Ca        1,915,000  Wireless One Inc., 13.998%** due 8/01/2006 (f)        1,360,513        76,600
                                                                                                        ------------  ------------
                                                                                                           4,631,085     3,686,250
==================================================================================================================================
Cable--                                              Australis Media Ltd. (a):
International--3.0%      D      NR*          50,655    1.75%/15.75% due 5/15/2003                             27,867           507
                         D      NR*       2,961,000    1.75%/15.75% due 5/15/2003 (i)                      2,086,637        29,610
                                                     Diamond Cable Communications PLC**:
                         B-     B3          500,000    11.055% due 9/30/2004                                 486,001       510,000
                         B-     B3          875,000    10.773% due 12/15/2005                                735,353       761,250
                         B-     B3          250,000    11.387% due 2/15/2007                                 175,764       193,750
                         B-     B3        1,250,000  International Cabletel, Inc., 11.643%**
                                                       due 2/01/2006                                       1,000,163     1,087,500
                         B+     B1          500,000  TeleWest Communications PLC, 10.509%**
                                                       due 10/01/2007                                        431,836       440,000
                                                                                                        ------------  ------------
                                                                                                           4,943,621     3,022,617
==================================================================================================================================
Capital Goods--1.0%      B+     B1        1,000,000  Sequa Corp., 9.375% due 12/15/2003                    1,032,500     1,005,000
==================================================================================================================================
Chemicals--3.5%          B-     B3        1,250,000  Great Lakes Carbon Corp., 11.75% due 5/15/2008+       1,250,000     1,290,625
                         B+     B2        1,250,000  Huntsman Corporation, 9.50% due 7/01/2007 (d)         1,223,750     1,262,500
                         NR*    NR*       1,000,000  Octel Developments PLC, 10% due 5/01/2006             1,000,000     1,048,750
                                                                                                        ------------  ------------
                                                                                                           3,473,750     3,601,875
==================================================================================================================================
Computer Services/       B      Ba3       1,500,000  Advanced Micro Devices, Inc., 11% due 8/01/2003       1,547,500     1,578,750
Electronics--4.1%        B+     B1          650,000  Celestica International, 10.50% due 12/31/2006          650,000       715,000
                         CCC+   B3        1,000,000  MCMS Inc., 9.75% due 3/01/2008                        1,000,000       765,000
                         B-     B2        1,250,000  Zilog Inc., 9.50% due 3/01/2005                       1,161,875     1,112,500
                                                                                                        ------------  ------------
                                                                                                           4,359,375     4,171,250
==================================================================================================================================
Consumer                 B-     B2        1,250,000  Chattem Inc., 12.75% due 6/15/2004                    1,409,594     1,400,000
Products--3.3%           B      B3          500,000  Corning Consumer Products, 9.625% due 5/01/2008         482,500       385,000
                         B+     B2        1,000,000  Scotts Company, 8.625% due 1/15/2009 (d)              1,000,000     1,030,000
                         B-     B3          750,000  Syratech Corp., 11% due 4/15/2007                       617,500       588,750
                                                                                                        ------------  ------------
                                                                                                           3,509,594     3,403,750
==================================================================================================================================
Diversified--1.4%        CCC+   B3        1,250,000  Foamex LP, 13.50% due 8/15/2005                       1,425,000     1,375,000
==================================================================================================================================
Energy--5.3%             B      B3          500,000  Chesapeake Energy Corp., 9.625% due 5/01/2005           488,750       320,000
                         B+     B3        1,000,000  Clark USA Inc., 10.875% due 12/01/2005                1,000,000       935,000
                         C      Caa2        325,000  Coho Energy Inc., 8.875% due 10/15/2007                 132,437       130,000
                         B-     Caa      21,250,000  Forcenergy, Inc., 8.50% due 2/15/2007                   525,000       450,000
                         B      B1        1,000,000  KCS Energy Inc., 11% due 1/15/2003                    1,029,375       730,000
                         BBB-   Baa      31,812,500  Oleoducto Centrale SA, 9.35% due 9/01/2005 (c)(d)     1,812,500     1,640,312
                         CCC    Caa      23,950,000  TransAmerican Energy Corp., 13.155%**
                                                       due 6/15/2002                                       3,785,844     1,185,000
                                                                                                        ------------  ------------
                                                                                                           8,773,906     5,390,312
==================================================================================================================================
Entertainment--1.8%      BB-    Ba2         500,000  Imax Corp., 7.875% due 12/01/2005                       500,000       495,000
                         B-     B3        1,250,000  Six Flags Theme Parks Inc., 9.937%**
                                                       due 6/15/2005                                       1,378,915     1,387,500
                                                                                                        ------------  ------------
                                                                                                           1,878,915     1,882,500
==================================================================================================================================
Financial                CCC+   Caa      31,750,000  Amresco Inc., 9.875% due 3/15/2005                    1,756,250     1,400,000
Services--2.9%           CCC-   Caa      32,000,000  PennCorp Financial Group, 9.25% due 12/15/2003        2,000,000     1,400,000
                         BB     NR*         162,000  Veritas Holdings GMBH, 9.625% due 12/15/2003            163,417       165,240
                                                                                                        ------------  ------------
                                                                                                           3,919,667     2,965,240
==================================================================================================================================
Food &                   B+     Ba3         250,000  COTT Corp., 9.375% due 7/01/2005                        257,500       242,500
Beverage--0.8%           B-     B3        1,000,000  Favorite Brands International Inc., 10.75%
                                                       due 5/15/2006 (d)                                     903,750       610,000
                                                                                                        ------------  ------------
                                                                                                           1,161,250       852,500
==================================================================================================================================
Foreign Government       B+     B2        1,000,000  Republic of Brazil, 10.125% due 5/15/2027               910,505       635,000
Obligations--0.6%
==================================================================================================================================
Furniture--1.1%          B      B1        1,000,000  Lifestyle Furnishings, Inc.,
                                                       10.875% due 8/01/2006                               1,126,250     1,080,000
==================================================================================================================================
Gaming--6.1%             D      Caa1      2,000,000  GB Property Funding Corp., 10.875%
                                                       due 1/15/2004 (f)                                   1,952,500     1,240,000
                         BB+    Ba2         500,000  Harrah's Operating Co. Inc., 7.875%
                                                       due 12/15/2005                                        500,000       500,000
                         B+     B2          750,000  Hollywood Casino Corp., 12.75% due 11/01/2003           809,375       810,000
                                                     Jazz Casino Co. LLC:
                         NR*    NR*       1,362,000    5.867% due 11/15/2009+                                685,220       749,100
                         NR*    NR*          84,000    New Contingent Notes, due 11/15/2009 (h)                    0             0
                         BB-    B2        2,000,000  Trump Atlantic City Associates/Funding Inc.,
                                                       11.25% due 5/01/2006                                2,000,000     1,700,000
                                                     Venetian Casino/LV Sands:
                         B-     B3          250,000    12.25% due 11/15/2004                                 254,062       255,000
                         CCC+   Caa1      1,000,000    10% due 11/15/2005 (g)                                972,225       960,000
                                                                                                        ------------  ------------
                                                                                                           7,173,382     6,214,100
==================================================================================================================================
Health                   B-     B3        1,250,000  ALARIS Medical Systems, Inc., 9.75%
Services--8.3%                                         due 12/01/2006                                      1,263,750     1,284,375
                         BB+    Ba2         750,000  Columbia HCA/Healthcare Corp., 7.15%
                                                       due 3/30/2004                                         720,000       702,015
                         B-     B2          750,000  Extendicare Health Services, 9.35%
                                                       due 12/15/2007                                        735,000       600,000
                                                     Fresenius Medical Capital:
                         B+     ba3         300,000    Trust I, 9% due 12/01/2006                            314,250       311,625
                         B+     ba3         700,000    Trust II, 7.875% due 2/01/2008                        701,750       672,000
                         B-     B3        1,250,000  Kinetic Concepts, Inc., 9.625% due 11/01/2007         1,259,375     1,192,187
                         B-     B3        1,125,000  Magellan Health Services, 9% due 2/15/2008            1,114,531       961,875
                         B-     B3          500,000  Mariner Post--Acute Network, 9.50%
                                                       due 11/01/2007                                        497,770       245,000


                                     4 & 5

                           Corporate High Yield Fund II, Inc., February 28, 1999

                         S&P    Moody's     Face                                                                           Value
INDUSTRIES             Ratings  Ratings    Amount                      Corporate Bonds                       Cost        (Note 1a)
===================================================================================================================================
Health Services          B+     B2       $1,000,000  Quest Diagnostic Inc., 10.75% due 12/15/2006       $  1,000,000  $  1,105,000
(concluded)              B+     Ba3       1,500,000  Quorum Health Group Inc., 8.75% due 11/01/2005        1,458,750     1,430,000
                                                                                                        ------------  ------------
                                                                                                           9,065,176     8,504,077
===================================================================================================================================
Hotels & Motels--        BB     Ba2       1,500,000  HMH Properties, Inc., 8.45% due 12/01/2008            1,494,960     1,470,000
1.4%
===================================================================================================================================
Independent Power        B+     Ba1         750,000  AES Corporation, 8.50% due 11/01/2007                   748,500       740,625
Producers--3.0%          BB-    Ba2         500,000  Calpine Corporation, 8.75% due 7/15/2007                498,176       512,500
                         BB     B2        1,500,000  Midland Funding II, 13.25% due 7/23/2006              1,895,625     1,849,800
                                                                                                        ------------  ------------
                                                                                                           3,142,301     3,102,925
===================================================================================================================================
Industrial--1.2%                                     Neff Corp.:
                         B      B3        1,000,000    10.25% due 6/01/2008                                1,000,000       990,000
                         B      B3          250,000    10.25% due 6/01/2008 (d)                              246,290       247,500
                                                                                                        ------------  ------------
                                                                                                           1,246,290     1,237,500
===================================================================================================================================
Industrial--             BBB-   Baa      31,250,000  Equistar Chemicals LP, 8.50% due 2/15/2004 (d)        1,249,900     1,270,312
Manufacturing--1.2%
===================================================================================================================================
Industrial--             CCC+   Caa1      1,000,000  Metal Management Inc., 10% due 5/15/2008                625,000       635,000
Transportation--0.6%
===================================================================================================================================
Internet Transport--     NR*    NR*       1,250,000  Splitrock Services Inc., 11.75% due 7/15/2008         1,236,250     1,131,250
1.1%
===================================================================================================================================
Media &                  B-     B3        1,000,000  Satelites Mexicanos SA, 10.125% due 11/01/2004        1,000,000       765,000
Communications--
International--0.8%
===================================================================================================================================
Metals & Mining--1.9%    CCC+   B2        2,000,000  Kaiser Aluminum & Chemical Corp., 12.75%
                                                       due 2/01/2003                                       2,090,000     1,935,000
===================================================================================================================================
Packaging--1.1%          B+     Ba3       1,250,000  Vicap SA, 11.375% due 5/15/2007                       1,243,375     1,112,500
===================================================================================================================================
Paper & Forest           B      B3        1,250,000  Ainsworth Lumber Company, 12.50% due 7/15/2007+       1,183,796     1,256,250
Products--7.6%           B      B2        1,000,000  Bear Island Paper LLC, 10% due 12/01/2007             1,000,000       990,000
                         B-     B2        1,000,000  Container Corp. of America, 11.25% due 5/01/2004      1,095,000     1,060,000
                         B+     B1          875,000  Doman Industries Ltd., 8.75% due 3/15/2004              808,750       634,375
                         BB     Ba3       1,750,000  Malette Inc., 12.25% due 7/15/2004                    1,907,950     1,870,312
                                                     P.T. Pabrik Kertas Tjiwa Kimia:
                         CCC+   Caa1        500,000    13.25% due 8/01/2001                                  555,000       335,000
                         CCC+   Caa1      1,000,000    10% due 8/01/2004                                     994,550       530,000
                         B+     B1        1,000,000  SD Warren Co., 12% due 12/15/2004                     1,000,000     1,082,500
                                                                                                        ------------  ------------
                                                                                                           8,545,046     7,758,437
===================================================================================================================================
Product Distribution--   B-     B3        1,000,000  AmeriServe Food Distributors, 10.125%
4.1%                                                   due 7/15/2007                                       1,000,000       800,000
                         B      B2        1,250,000  CEX Holdings Inc., 9.625% due 6/01/2008               1,250,000     1,156,250
                                                     Fisher Scientific International:
                         B-     B3          750,000    9% due 2/01/2008                                      750,000       757,500
                         B-     B3          500,000    9% due 2/01/2008                                      482,832       505,000
                         B-     B3        1,000,000  Nebraska Book Company, 8.75% due 2/15/2008            1,000,000       945,000
                                                                                                        ------------  ------------
                                                                                                           4,482,832     4,163,750
===================================================================================================================================
Publishing &             B      B1          500,000  American Lawyer Media, Inc., 9.75%
Printing--2.5%                                         due 12/15/2007                                        523,125       518,750
                         BB+    Ba3         500,000  Hollinger International Publishing, Inc.,
                                                       8.625% due 3/15/2005                                  497,500       528,750
                         B      B2        1,500,000  MDC Communications Corp., 10.50% due 12/01/2006       1,483,825     1,530,000
                                                                                                        ------------  ------------
                                                                                                           2,504,450     2,577,500
===================================================================================================================================
Real Estate--1.5%        BB-    Ba3       1,500,000  Forest City Enterprises Inc., 8.50%
                                                       due 3/15/2008                                       1,500,000     1,515,000
===================================================================================================================================
Recreation--0.7%         B+     B1          725,000  Intrawest Corp., 9.75% due 8/15/2008                    746,750       747,656
===================================================================================================================================
Shipping--0.5%           BB     Ba2         500,000  Stena AB, 10.50% due 12/15/2005                         525,000       520,000
===================================================================================================================================
Steel--0.5%              NR*    B2          750,000  CSN Iron SA, 9.125% due 6/01/2007 (d)                   608,750       517,500
===================================================================================================================================
Telecommunications--     B-     Caa1        500,000  Dolphin Telecom PLC, 17.456%** due 6/01/2008            198,227       220,000
0.2%
===================================================================================================================================
Telephony--                                          Call-Net Enterprises, Inc.**:
Competitive Local        BB-    B1        1,250,000    10.927% due 12/01/2004                              1,172,451     1,237,500
Exchange Carrier--       BB-    B1        1,000,000    9.27% due 8/15/2007                                   730,612       675,000
12.4%                    NR*    NR*       1,250,000  Comtel Brasileira Ltd., 10.75% due 9/26/2004 (d)      1,237,500       921,875
                         B-     Caa1      1,000,000  Esprit Telecom Group PLC, 10.875% due 6/15/2008       1,021,875     1,035,000
                                                     Intermedia Communications Inc.:
                         B      B2          500,000    10.503%** due 7/15/2007                               359,733       347,500
                         B      B2          500,000    8.60% due 6/01/2008                                   500,000       473,750
                                                     L-3 Communications Corp.:
                         B      B2          650,000    10.375% due 5/01/2007                                 650,000       716,625
                         B      B2        1,000,000    8.50% due 5/15/2008                                   999,300     1,052,500
                                                     Metronet Communications:
                         B      B3        1,500,000    9.95%** due 6/15/2008                                 988,561     1,027,500
                         B      B3          500,000    10.625% due 11/01/2008 (d)                            500,000       555,000
                                                     Nextlink Communications Inc.:
                         CCC+   B2        1,250,000    12.50% due 4/15/2006                                1,250,000     1,375,000
                         CCC+   B2          500,000    9% due 3/15/2008                                      498,990       472,500
                                                     RSL Communications PLC:
                         B-     B2          175,000    10.502%** due 3/01/2008                               114,644        99,313
                         B-     B2          550,000    12% due 11/01/2008                                    520,164       577,500
                         BBB-   Ba3       2,000,000  Telefonica de Argentina SA, 11.875%
                                                       due 11/01/2004                                      1,960,160     2,087,500
                                                                                                        ------------  ------------
                                                                                                          12,503,990    12,654,063
===================================================================================================================================
Textiles--1.2%           B      B2        1,250,000  Polymer Group Inc., 8.75% due 3/01/2008               1,250,000     1,250,000
===================================================================================================================================
Transportation--9.9%     B+     B3        1,000,000  American Reefer Co. Ltd., 10.25% due 3/01/2008        1,000,000       595,000
                         BB-    NR*       1,250,000  Autopistas del Sol SA, 10.25% due 8/01/2009 (d)       1,225,000       937,500
                         BB-    Ba3       2,000,000  Eletson Holdings, Inc., 9.25% due 11/15/2003          2,030,000     1,920,000
                         BB-    B1        1,250,000  Sea Containers Ltd., 12.50% due 12/01/2004            1,368,750     1,362,500
                         B+     B2        1,000,000  TFM, SA de CV, 11.939%** due 6/15/2009                  677,467       525,000
                         B-     B3        4,271,000  Transtar Holdings LP, 12.907%** due 12/15/2003        3,869,741     4,057,450
                         B-     Caa2      1,550,000  Trism Inc., 10.75% due 12/15/2000                     1,476,375       759,500
                                                                                                        ------------  ------------
                                                                                                          11,647,333    10,156,950
===================================================================================================================================


                                     6 & 7

                           Corporate High Yield Fund II, Inc., February 28, 1999

SCHEDULE OF INVESTMENTS (concluded)

                         S&P    Moody's     Face                                                                           Value
INDUSTRIES             Ratings  Ratings    Amount                      Corporate Bonds                       Cost        (Note 1a)
===================================================================================================================================
Utilities--5.4%          BB     Ba3      $1,000,000  CMS Energy Corp., 7.50% due 1/15/2009              $  1,000,000  $    992,812
                         BBB-   Ba3       1,750,000  Metrogas SA, 12% due 8/15/2000                        1,766,094     1,798,125
                         NR*    NR*       2,359,521  Tucson Electric & Power Co., 10.21%**
                                                       due 1/01/2009 (b)(c)                                2,312,330     2,669,680
                                                                                                        ------------  ------------
                                                                                                           5,078,424     5,460,617
===================================================================================================================================
Waste Management--       BB     Ba2       1,000,000  Allied Waste North America, 7.375%
1.0%                                                   due 1/01/2004 (d)                                     998,530     1,010,000
===================================================================================================================================
Wireless                 CCC+   B2        1,000,000  Cencall Communications Corporation, 13.935%**
Communications--                                       due 1/15/2004                                         839,429     1,015,000
Domestic Paging &                                    Nextel Communications, Inc.**:
Cellular--5.0%           CCC+   B2        1,200,000    12.576% due 8/15/2004                               1,051,468     1,212,000
                         CCC+   B2          750,000    9.505% due 10/31/2007                                 537,341       483,750
                         NR*    NR*       2,000,000  Pinnacle Holdings Inc., 11.674%** due 3/15/2008       1,186,989     1,280,000
                         B-     B3        1,000,000  Western Wireless Corp., 10.50% due 2/01/2007            995,938     1,080,000
                                                                                                        ------------  ------------
                                                                                                           4,611,165     5,070,750
===================================================================================================================================
Wireless                 NR*    NR*       1,000,000  Celcaribe SA, 12.082%** due 3/15/2004                 1,057,055       847,500
Communications--         B+     B3        2,070,000  Comunicacion Celular SA, 13.153%**
International                                          due 11/15/2003 (d)                                  1,601,795     1,353,263
Paging &                 CCC+   Caa1        750,000  McCaw International Ltd., 11.757%** due 4/15/2007       536,765       420,000
Cellular--6.0%           B-     Caa1      1,500,000  Millicom International Cellular, 13.803%**
                                                       due 6/01/2006                                       1,093,998     1,110,000
                         B+     Ba3       1,250,000  Orange PLC, 8% due 8/01/2008                          1,240,475     1,293,750
                         CCC+   Caa1      2,500,000  Telesystem International Wireless Inc., 17.392%**
                                                       due 6/30/2007                                       1,284,429     1,100,000
                                                                                                        ------------  ------------
                                                                                                           6,814,517     6,124,513
===================================================================================================================================
                                                     Total Investments in Corporate Bonds--128.2%        143,961,653   130,929,130
===================================================================================================================================
                                           Shares
                                            Held                     Stock & Warrants
===================================================================================================================================
Broadcasting--                                1,069  Cumulus Media, Inc., Series A (Preferred, 13.75%)     1,070,955     1,210,643
Radio &
Television--1.2%
===================================================================================================================================
Cable--0.0%                                  18,350  American Telecasting, Inc. (Warrants) (e)                     0           184
                                              1,915  Wireless One Inc. (Warrants) (e)                         40,445            19
                                                                                                        ------------  ------------
                                                                                                              40,445           203
===================================================================================================================================
Entertainment--0.2%                          19,739  On Command Corporation (f)                            3,169,707       189,988
                                              6,417  On Command Corporation (Warrants) (e)                    43,576        17,647
                                                                                                        ------------  ------------
                                                                                                           3,213,283       207,635
===================================================================================================================================
Gaming--0.1%                                 24,357  JCC Holding Company                                      97,428        88,294
===================================================================================================================================
Internet                                      1,250  Splitrock Services Inc. (Warrants) (e)                   13,750        18,750
Transport--0.0%
===================================================================================================================================
Supermarkets--0.0%                            1,873  Grand Union Co. (Warrants) (e)                               19         4,565
===================================================================================================================================
Telephony--                                     633  Intermedia Communications Inc., Series B
Competitive Local                                      (Convertible Preferred)+                              648,704       629,835
Exchange Carrier--
0.6%
===================================================================================================================================
Wireless                                      3,020  Nextel Communications, Inc. (Class A)                    48,750        90,789
Communications--
Domestic Paging &
Cellular--0.1%
===================================================================================================================================
Wireless                                      2,070  Comunicacion Celular SA (Warrants) (d)(e)                 2,261           647
Communications--
International Paging
& Cellular--0.0%
===================================================================================================================================
                                                     Total Investments in Stocks & Warrants--2.2%          5,135,595     2,251,361
===================================================================================================================================
                                            Face
                                           Amount                    Short-Term Securities
===================================================================================================================================
Commercial                               $  261,000  General Electric Capital Corp., 4.875%
Paper***--0.2%                                         due 3/01/1999                                         261,000       261,000
===================================================================================================================================
                                                     Total Investments in Short-Term Securities--0.2%        261,000       261,000
===================================================================================================================================
                                                     Total Investments--130.6%                          $149,358,248   133,441,491
                                                                                                        ============
                                                     Liabilities in Excess of Other Assets--(30.6%)                    (31,282,450)
                                                                                                                      ------------
                                                     Net Assets--100.0%                                               $102,159,041
                                                                                                                      ============
===================================================================================================================================

        *   Not Rated.
       ** Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      *** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
        + Represents a pay-in-kind security which may pay interest in additional shares/face.
      (a) Represents a step bond. Coupon payments are paid-in-kind, in which the Fund receives additional face at an annual rate of 1.75% until May 15, 2000. Subsequently, the Fund will receive cash coupon payments at an annual rate of 15.75% until maturity.
      (b) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $2,670,000, representing 2.6% of net assets.

--------------------------------------------------------------------------------
                                             Acquisition                 Value
Issue                                           Date         Cost      (Note 1a)
--------------------------------------------------------------------------------
Tucson Electric & Power Co., 10.21%
  due 1/01/2009                               3/23/1994   $2,312,330  $2,669,680
--------------------------------------------------------------------------------
Total                                                     $2,312,330  $2,669,680
                                                          ==========  ==========
--------------------------------------------------------------------------------

      (c)   Subject to principal paydowns.
      (d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
      (e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
      (f)   Non-income producing security.
      (g) Represents a step bond. The Fund receives an annualized interest rate of 10% until 11/15/1999. Subsequently, the Fund will receive an annualized interest rate of 14.25% until maturity.
      (h) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
      (i)   Each $1,000 face amount contains one warrant of Australis Media Ltd.

          See Notes to Financial Statements.


                                     8 & 9

                           Corporate High Yield Fund II, Inc., February 28, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                   As of February 28, 1999
============================================================================================================================
Assets:            Investments, at value (identified cost--$149,358,248) (Note 1a) ........                     $133,441,491
                   Cash ...................................................................                              707
                   Receivables:
                     Interest .............................................................   $  2,721,781
                     Securities sold ......................................................      2,050,685
                     Dividends ............................................................         27,720         4,800,186
                                                                                              ------------
                   Deferred organization expenses (Note 1e) ...............................                            2,731
                   Prepaid expenses and other assets ......................................                          151,089
                                                                                                                ------------
                   Total assets ...........................................................                      138,396,204
                                                                                                                ------------
============================================================================================================================
Liabilities:       Loans (Note 5) .........................................................                       34,900,000
                   Payables:
                    Securities purchased ..................................................      1,104,875
                    Interest on loans (Note 5) ............................................        169,661
                    Investment adviser (Note 2) ...........................................         53,071
                    Commitment fees .......................................................          1,372
                    Dividends to shareholders (Note 1f) ...................................             72         1,329,051
                                                                                              ------------
                   Accrued expenses and other liabilities .................................                            8,112
                                                                                                                ------------
                   Total liabilities ......................................................                       36,237,163
                                                                                                                ------------
============================================================================================================================
Net Assets:        Net assets .............................................................                     $102,159,041
                                                                                                                ============
============================================================================================================================
Capital:           Common Stock, $.10 par value, 200,000,000 shares authorized ............                     $    923,229
                   Paid-in capital in excess of par .......................................                      127,635,382
                   Undistributed investment income--net ...................................                          378,942
                   Accumulated realized capital losses on investments--net (Note 6) .......                      (10,861,755)
                   Unrealized depreciation on investments--net ............................                      (15,916,757)
                                                                                                                ------------
                   Net Assets--Equivalent to $11.07 per share based on 9,232,294
                   shares of capital stock outstanding (market price--$11.125) ............                     $102,159,041
                                                                                                                ============
============================================================================================================================

          See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                   For the Six Months Ended February 28, 1999
============================================================================================================================
Investment Income  Interest and discount earned ...........................................                     $  7,390,977
(Note 1d):         Dividends ..............................................................                          167,855
                   Other ..................................................................                           48,750
                                                                                                                ------------
                   Total income ...........................................................                        7,607,582
                                                                                                                ------------
============================================================================================================================
Expenses:          Loan interest expense (Note 5) .........................................   $    886,133
                   Investment advisory fees (Note 2) ......................................        334,297
                   Borrowing cost (Note 5) ................................................         40,817
                   Accounting services (Note 2) ...........................................         36,678
                   Professional fees ......................................................         30,945
                   Transfer agent fees ....................................................         23,079
                   Directors' fees and expenses ...........................................         19,472
                   Printing and shareholder reports .......................................         14,580
                   Custodian fees .........................................................          7,990
                   Listing fees ...........................................................          5,212
                   Pricing services .......................................................          5,039
                   Other ..................................................................          7,536
                                                                                              ------------
                   Total expenses .........................................................                        1,411,778
                                                                                                                ------------
                   Investment income--net .................................................                        6,195,804
                                                                                                                ------------
============================================================================================================================
Realized &         Realized loss on investments--net ......................................                       (3,362,545)
Unrealized         Change in unrealized depreciation on investments--net ..................                        1,659,560
Gain (Loss) on                                                                                                  ------------
Investments--Net   Net Increase in Net Assets Resulting from Operations ...................                     $  4,492,819
(Notes 1b,                                                                                                      ============
1d & 3):

============================================================================================================================

          See Notes to Financial Statements.


                                    10 & 11

                           Corporate High Yield Fund II, Inc., February 28, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Six        For the
                                                                                               Months Ended      Year Ended
                                                                                               February 28,      August 31,
                   Increase (Decrease) in Net Assets:                                             1999              1998
============================================================================================================================
Operations:        Investment income--net .................................................   $  6,195,804      $ 11,959,872
                   Realized gain (loss) on investments--net ...............................     (3,362,545)          465,030
                   Change in unrealized depreciation on investments--net ..................      1,659,560       (16,606,355)
                                                                                              ------------      ------------
                   Net increase (decrease) in net assets resulting from operations ........      4,492,819        (4,181,453)
                                                                                              ------------      ------------
============================================================================================================================
Dividends to       Investment income--net .................................................     (6,636,936)      (11,911,167)
Shareholders                                                                                  ------------      ------------
(Note 1f):         Net decrease in net assets resulting from dividends to shareholders ....     (6,636,936)      (11,911,167)
                                                                                              ------------      ------------
============================================================================================================================
Capital Share      Value of shares issued to Common Stock shareholders in
Transactions       reinvestment of dividends ..............................................      1,744,170         2,748,856
(Note 4):                                                                                     ------------      ------------
============================================================================================================================
Net Assets:        Total decrease in net assets ...........................................       (399,947)      (13,343,764)
                   Beginning of period ....................................................    102,558,988       115,902,752
                                                                                              ------------      ------------
                   End of period* .........................................................   $102,159,041      $102,558,988
                                                                                              ============      ============
============================================================================================================================
                  *Undistributed investment income--net ...................................   $    378,942      $    820,074
                                                                                              ============      ============
============================================================================================================================

          See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Six Months Ended February 28, 1999
================================================================================================================================
Cash Provided by         Net increase in net assets resulting from operations ..................................    $ 4,492,819
Operating Activities:    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                           Decrease in receivables .............................................................        229,983
                           Increase in other assets ............................................................        (28,303)
                           Decrease in other liabilities .......................................................       (259,243)
                           Realized and unrealized loss on investments--net ....................................      1,702,985
                           Amortization of discount ............................................................     (1,537,894)
                                                                                                                    -----------
                         Net cash provided by operating activities .............................................      4,600,347
                                                                                                                    -----------
================================================================================================================================
Cash Used for            Proceeds from sales of long-term investments ..........................................     28,427,955
Investing Activities:    Purchases of long-term investments ....................................................    (30,386,345)
                         Purchases of short-term investments ...................................................    (43,147,335)
                         Proceeds from sales and maturities of short-term investments ..........................     43,641,000
                                                                                                                    -----------
                         Net cash used for investing activities ................................................     (1,464,725)
                                                                                                                    -----------
================================================================================================================================
Cash Used for            Cash receipts from borrowings .........................................................     24,800,000
Financing Activities:    Cash payments on borrowings ...........................................................    (22,800,000)
                         Dividends paid to shareholders ........................................................     (5,135,596)
                                                                                                                    -----------
                         Net cash used for financing activities ................................................     (3,135,596)
                                                                                                                    -----------
================================================================================================================================
Cash:                    Net increase in cash ..................................................................             26
                         Cash at beginning of period ...........................................................            681
                                                                                                                    -----------
                         Cash at end of period .................................................................    $       707
                                                                                                                    ===========
================================================================================================================================
Cash Flow Information:   Cash paid for interest ................................................................    $ 1,069,351
                                                                                                                    ===========
================================================================================================================================
Non-Cash                 Capital shares issued on reinvestment of dividends paid to shareholders ...............    $ 1,744,171
Financing Activities:                                                                                               ===========
================================================================================================================================

          See Notes to Financial Statements.


                                    12 & 13

                           Corporate High Yield Fund II, Inc., February 28, 1999

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios               For the
                    have been derived from information provided          Six Months                  For the Year
                    in the financial statements.                           Ended                    Ended August 31,
                                                                        February 28, ----------------------------------------------
                    Increase (Decrease) in Net Asset Value:                1999+       1998+       1997+        1996        1995
===================================================================================================================================
Per Share           Net asset value, beginning of period ...........    $    11.30  $    13.07  $    12.56   $    12.44  $    12.37
Operating                                                               ----------  ----------  ----------   ----------  ----------
Performance:          Investment income--net .......................           .68        1.33        1.26         1.35        1.40
                      Realized and unrealized gain (loss) on
                      investments--net .............................          (.19)      (1.77)        .52          .15         .10
                                                                         ----------  ----------  ----------   ----------  ----------
                    Total from investment operations ...............           .49        (.44)       1.78         1.50        1.50
                                                                         ----------  ----------  ----------   ----------  ----------
                    Less dividends from investment income--net .....          (.72)      (1.33)      (1.27)       (1.38)      (1.43)
                                                                         ----------  ----------  ----------   ----------  ----------
                    Net asset value, end of period .................     $   11.07   $   11.30   $   13.07    $   12.56   $   12.44
                                                                         =========   =========   =========    =========   =========
                    Market price per share, end of period ..........     $  11.125   $  11.125   $   13.44    $   13.00   $   12.00
                                                                         =========   =========   =========    =========   =========
===================================================================================================================================
Total Investment    Based on net asset value per share .............          4.49%++    (4.10%)     14.91%       12.71%      13.41%
Return:**                                                                =========   =========   =========    =========   =========
                    Based on market price per share ................          6.66%++    (8.16%)     14.14%       20.94%      11.61%
                                                                         =========   =========   =========    =========   =========
===================================================================================================================================
Ratios to Average   Expenses, excluding interest expense ...........          1.05%*      .89%        .81%         .81%        .86%
Net Assets:                                                              =========   =========   =========    =========   =========
                    Expenses .......................................          2.82%*      2.06%       1.22%        1.65%       2.49%
                                                                         =========   =========   =========    =========   =========
                    Investment income--net .........................         12.37%*     10.35%       9.23%        9.15%       8.73%
                                                                         =========   =========   =========    =========   =========
===================================================================================================================================
Leverage:           Amount of borrowings outstanding, end of
                    period (in thousands) ..........................     $  34,900   $  32,900   $  13,000    $   9,250   $  19,750
                                                                         =========   =========   =========    =========   =========
                    Average amount of borrowings outstanding
                    during the period (in thousands) ...............     $  33,856   $  23,036   $   8,433    $  16,948   $  21,336
                                                                         =========   =========   =========    =========   =========
                    Average amount of borrowings outstanding
                    per share during the period ....................     $    3.70   $    2.57   $     .97    $    1.98   $    2.55
                                                                         =========   =========   =========    =========   =========
===================================================================================================================================
Supplemental        Net assets, end of period (in thousands) .......     $ 102,159   $ 102,559   $ 115,903    $ 108,391   $ 106,054
Data:                                                                    =========   =========   =========    =========   =========
                    Portfolio turnover .............................         22.99%      45.73%      70.76%       69.75%      61.97%
                                                                         =========   =========   =========    =========   =========
===================================================================================================================================

       +    Based on average shares outstanding.
      ++    Aggregate total investment return.
       *    Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

          See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol KYT.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities and assets for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on exist-


                                    14 & 15

                           Corporate High Yield Fund II, Inc., February 28, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

ing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This change will not have any material impact on the operations of the Fund.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the six months ended February 28, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $1,072 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1999 were $31,491,220 and $30,478,640, respectively.

Net realized losses for the six months ended February 28, 1999 and net unrealized losses as of February 28, 1999 were as follows:

--------------------------------------------------------------------------------
                                                        Realized    Unrealized
                                                         Losses       Losses
--------------------------------------------------------------------------------
Long-term investments .............................  $ (3,362,545) $(15,916,757)
                                                     ------------  ------------
Total .............................................  $ (3,362,545) $(15,916,757)
                                                     ============  ============
--------------------------------------------------------------------------------

As of February 28, 1999, net unrealized depreciation for Federal income tax purposes aggregated $15,916,757, of which $3,735,517 related to appreciated securities and $19,652,274 related to depreciated securities. The aggregate cost of investments at February 28, 1999 for Federal income tax purposes was $149,358,248.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended February 28, 1999 and for the year ended August 31, 1998 increased by 155,319 and 212,354, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On January 27, 1999, the Fund entered into a one-year credit agreement with State Street Bank and Trust Company and Bank of America National Trust and Savings Association. The agreement is a $50,000,000 credit facility bearing interest at the Federal Funds rate plus 0.50% and/or LIBOR plus 0.50%. For the six months ended February 28, 1999, the average amount borrowed was approximately $33,856,000 and the daily weighted average interest rate was 5.28%. For the six months ended February 28, 1999, facility and commitment fees aggregated approximately $41,000.

6. Capital Loss Carryforward:

At August 31, 1998, the Fund had a net capital loss carryforward of approximately $7,018,000, of which $2,626,000 expires in 2003, $3,371,000 expires in 2004 and $1,021,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On March 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.098010 per share, payable on March 31, 1999, to shareholders of record as of March 24, 1999.


                                    16 & 17

                           Corporate High Yield Fund II, Inc., February 28, 1999

PORTFOLIO INFORMATION

                                                                                                                          Percent of
               As of February 28, 1999                                                                         Long-Term Investments
====================================================================================================================================
Ten Largest    Transtar Holdings LP          Transtar is a transportation holding company with seven railroads,
Holdings                                     a Great Lakes shipping fleet and Holdings an inland barge operation.
                                             Transtar provides sole rail access and primary water transport for
                                             nearly all the steel plants of USX.                                               3.1%
               ---------------------------------------------------------------------------------------------------------------------
               NTL, Inc. (Comcast            Through various subsidiaries, NTL Inc. owns and operates television
               UK Cable Partners Ltd.;       and radio broadcasting, cable television and telecommunications systems
               Diamond Cable)                in the United Kingdom. The company also owns Comcast and Diamond cable
                                             and telephony operations.                                                         1.9
               ---------------------------------------------------------------------------------------------------------------------
               Tucson Electric & Power Co.   This electric utility serves Tucson, Arizona and surrounding areas.
                                             Our bonds are secured lease obligation bonds on the company's
                                             Springerville coal-fired power generation plant.                                  2.0
               ---------------------------------------------------------------------------------------------------------------------
               Cumulus Media, Inc.           Cumulus Media is one of the largest radio broadcasting companies in the United States, owning and operating radio stations throughout the country. The company also provides sales and marketing services to
                                             radio stations.                                                                   1.7
               ---------------------------------------------------------------------------------------------------------------------
               Telefonica de Argentina SA    Telefonica de Argentina provides monopoly telephone service to the southern half of Argentina, including about half the Buenos Aires metropolitan area where nearly one third of Argentina's population
                                             is located.                                                                       1.6
               ---------------------------------------------------------------------------------------------------------------------
               Kaiser Aluminum &             Kaiser Aluminum & Chemical Corp., an affiliate of Maxxam Inc., is
               Chemical Corp.                one of the world's leading producers of aluminum. The company mines and refines bauxite into alumina, produces aluminum from alumina and
                                             manufactures fabricated aluminum products.                                        1.5
               ---------------------------------------------------------------------------------------------------------------------
               Eletson Holdings, Inc.        A Greek shipping company, Eletson owns and operates one of the world's largest and most modern fleets of medium-size double-hulled
                                             product tankers.                                                                  1.4
               ---------------------------------------------------------------------------------------------------------------------
               Call-Net Enterprises, Inc.    The company is the largest alternative provider of long distance telephone services in Canada, marketing under the brand name Sprint
                                             Canada. Sprint Communications Company L.P., the third-largest long distance services carrier in the United States, owns approximately
                                             25% of the company's shares.                                                      1.4
               ---------------------------------------------------------------------------------------------------------------------
               Malette Inc.                  Malette is a Canadian producer of oriented strand board (OSB) panels and commodity 2x4 lumber with facilities primarily located in the province of Quebec. Malette is a wholly-owned subsidiary of Canadian
                                             paper and forest products producer Tembec, Inc.                                   1.4
               ---------------------------------------------------------------------------------------------------------------------
               Midland Funding II            Midland Cogeneration operates a natural gas-fired, cogeneration facility located in Midland County, Michigan. The plant also produces steam for industrial applications. Consumers Energy Company, who is
                                             Midland's main customer, indirectly owns a 49% stake in the company.              1.4
               ---------------------------------------------------------------------------------------------------------------------

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Patrick D. Sweeney, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of Corporate High Yield Fund II, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian & Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

KYT


                                    18 & 19

This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16913--2/99

[RECYCLE LOGO] Printed on post-consumer recycled paper